Consent of Independent Auditors

We consent to the incorporation by reference to our firm in Amendment No. 11 of the Registration Statement (Form N-4) pertaining to the Prospectus of CUNA Mutual Variable Annuity Account of CUNA Mutual Insurance Society and of our reports dated February 20, 2009 and February 19, 2008, on the separate financial statements of CMG Mortgage Insurance Company and CMG Mortgage Assurance Company.

/s/ Ernst & Young LLP

San Francisco, California
October 15, 2009